                                                                  EXHIBIT 10.109

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
                              OF DAVID R. BRICKMAN

This second amendment (the "Amendment") to the Employment Agreement of David R. Brickman is entered into effective as of January 16, 2003, by and between Capital Senior Living Corporation (the "Company") and David R. Brickman ("Employee").

WHEREAS, the Company and Employee entered into the Employment Agreement dated November 26, 1996, as amended by the First Amendment to Employment Agreement dated January 25, 2001 (the "Employment Agreement"), and

WHEREAS, the Company and Employee desire to amend the Employment Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. The first phrase of the second sentence of paragraph 1 that reads "In such capacity, Employee shall report to the Chief Executive Officer and Chief Operating Officer of CSL" shall be deleted, and the following substituted in its place: "In such capacity, Employee shall have the duties specified for such position in the CSL Bylaws in effect from time to time and shall report to the Chief Executive Officer of the Company, the Chairman of the Company, who has been assigned general oversight duties pertaining to the legal matters of CSL pursuant to the CSL Bylaws, and to the CSL Board of Directors."

IN WITNESS WHEREOF, this Amendment has been duly executed on the 27 day of January, 2003.

                                    COMPANY: CAPITAL SENIOR LIVING CORPORATION

                                    By:   /s/ Lawrence A. Cohen
                                          -------------------------------------


                                    EMPLOYEE:

                                    By:   /s/ David R. Brickman
                                          -------------------------------------
                                          David R. Brickman